UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   November 14, 2005 (November 10, 2005)

WINDROSE MEDICAL PROPERTIES TRUST
 (Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K and the exhibit attached hereto are being furnished by Windrose Medical Properties Trust (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 7.01.     Regulation FD Disclosure

          On November 11, 2005, the Company issued a press release entitled “Windrose Medical Properties Trust Acquires Three Medical Office Buildings for $21.1 Million as Part of Previously Announced 22 Property Portfolio Acquisition.”  This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

          In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 described in Item 7.01), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits

          (c)          Exhibits.  The following exhibit is being furnished with this Current Report on Form 8-K.

                        99.1     Press Release dated November 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
(Registrant)

Date: November 11, 2005	By:	/s/ Frederick L. Farrar

Frederick L. Farrar
President, Chief Operating Officer and Treasurer

WINDROSE MEDICAL PROPERTIES TRUST
INDEX TO EXHIBITS

No.	Description

99.1	Press Release dated November 11, 2005.